Exhibit 10.3

December 2, 2007

Eagle Bancorp, Inc.

7815 Woodmont Avenue

Bethesda, Maryland 20814

Ladies and Gentlemen:

The undersigned has been advised that, as of the date of this letter, the undersigned may be deemed to be an “affiliate” of Fidelity & Trust Financial Corporation, a Maryland corporation (“Fidelity”), as the term “affiliate” is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

Pursuant to the terms of the Agreement and Plan of Merger dated as of December 2, 2007 (the “Merger Agreement”) among Fidelity, Fidelity & Trust Bank, its wholly owned subsidiary, and Eagle Bancorp, Inc., a Maryland corporation (“Eagle”), Fidelity will be merged with and into Eagle, with Eagle being the surviving corporation in the merger (the “Merger”)

As a result of the Merger, the undersigned will receive shares of common stock, par value $.01 per share, of Eagle (“Eagle Common Stock”) in exchange for shares owned by the undersigned of common stock, par value $.01 per share, of Fidelity (the “Fidelity Common Stock”).

The undersigned represents, warrants and covenants to Eagle and Fidelity that, as of the date the undersigned receives any Eagle Common Stock as a result of the Merger:

1.              The undersigned shall not make any sale, transfer or other disposition of the Eagle Common Stock in violation of the 1933 Act or the Rules and Regulations.

2.              The undersigned has carefully read this letter and the Merger Agreement and discussed, to the extent the undersigned felt necessary with the undersigned’s counsel or counsel for Fidelity, the requirements of such documents and other applicable limitations upon the undersigned’s ability to sell, transfer or otherwise dispose of Eagle Common Stock.

3.              The undersigned has been advised that the issuance of Eagle Common Stock to the undersigned pursuant to the Merger will be registered with the SEC under the 1933 Act on a Registration Statement on Form S-4.  The undersigned has also been advised that, because, at the time the Merger is submitted for a vote of the shareholders of Fidelity, the undersigned may be deemed an affiliate of Fidelity, the undersigned may not sell, transfer or otherwise dispose of Eagle Common Stock issued to the undersigned in the Merger unless such sale, transfer or other disposition (i) has been registered under the 1933 Act, (ii) is made in conformity with Rule 145 promulgated by the SEC under the 1933 Act, or (iii) in the opinion of counsel reasonably acceptable to Eagle, or pursuant to a “no action” letter obtained by the undersigned from the SEC staff, is otherwise exempt from registration under the 1933 Act.

4.              Except as set forth in paragraph 3 above, the undersigned understands that Eagle is under no obligation to register the sale, transfer or other disposition of the Eagle Common

Stock by the undersigned or on the undersigned’s behalf under the 1933 Act or to take any other action necessary in order to enable the undersigned to make such sale, transfer or other disposition in compliance with an exemption from such registration.

The undersigned also understands that there will be placed on the certificates for the Eagle Common Stock issued to the undersigned, or on any substitutions therefor, a legend stating in substance:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH THE TERMS OF A LETTER AGREEMENT BETWEEN THE REGISTERED HOLDER HEREOF AND EAGLE BANCORP, INC, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF EAGLE BANCORP, INC.”

The undersigned also understands that, unless the transfer by the undersigned of the undersigned’s Eagle Common Stock has been registered under the 1933 Act or is a sale made in conformity with the provisions of Rule 145, Eagle reserves the right to put the following legend on the certificates issued to the undersigned’s transferee:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SECURITIES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES.  THE SECURITIES HAVE NOT BEEN ACQUIRED BY THE HOLDER WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933.”

The undersigned acknowledges that Eagle shall issue stop transfer instructions to its transfer agent with respect to the certificates issued to the undersigned in order to insure compliance with the provisions of this letter.  It is understood and agreed that this letter agreement shall terminate and be of no further force or effect and the restrictive legends and the related stop transfer restrictions shall be lifted forthwith, if (i) the securities represented thereby have been registered for sale by the undersigned under the 1933 Act or (ii) Eagle has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Eagle, or a “no-action” letter obtained by the undersigned from the SEC staff to the effect that the restrictions imposed by Rule 145 under the 1933 Act no longer apply to the undersigned or (iii) due to SEC amendments to Rule 145, the restrictions imposed under Rule 145 as of the date hereof no longer apply to the undersigned.

Eagle agrees that, to the extent necessary to permit the undersigned to sell the Eagle Common Stock pursuant to Rule 145 and, to the extent applicable, Rule 144 under the 1933 Act, Eagle shall use reasonable efforts to meet the current public information requirements as set forth in paragraph (c) of Rule 144 promulgated under the 1933 Act, and will provide persons providing this letter with such other information as they may reasonably require and to otherwise cooperate with such persons to facilitate any sales of Eagle Common Stock issued to such persons pursuant to this Agreement in compliance with the provisions of Rule 144 and/or Rule 145 promulgated under the 1933 Act.

The undersigned further understands and agrees that the representations, warranties, covenants and agreements of the undersigned set forth herein are for the benefit of Eagle and Fidelity and will be relied upon by such firms and their respective counsel and accountants.

The undersigned understands and agrees that this letter agreement shall apply to all shares of the capital stock of Eagle and Fidelity that are deemed beneficially owned by the undersigned pursuant to applicable federal securities laws.

Execution of this letter should not be considered an admission on the part of the undersigned that the undersigned is an “affiliate” of Fidelity as described in the first paragraph of this letter, nor as a waiver of any rights that the undersigned may have to object to any claim that the undersigned is such an affiliate on or after the date of this letter.

Very truly yours

Name

Agreed and accepted this 2nd day of December 2007 by:

EAGLE BANCORP, INC.

By:
Ronald D. Paul, Chief Executive Officer